Investors Presentation

Third Quarter 2015 Results

November 3, 2015

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2015 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of November 3, 2015 and as well as those set forth in our Annual Report on Form 10-k filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of November 3, 2015 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2015 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q3 2015 Results

Q3 2015 Results

- Record quarterly revenue of $179M, ~17% +$25.5M vs. prior year (1)(2)
- Record non-GAAP EPS $1.04 +25% vs. prior year(2)
- M&A strategy continues across categories, geographies and services
  - 9 acquisitions completed in Q3 '15

Cloud Services

- All-time record Cloud Services revenue in Q3 '15 of $125M (1)
- Q3 revenue up +$16.4M, +15% vs. prior year (1)
  - Other Cloud Services revenue +$14.9M +70% vs. prior year (1)
- Q3 EBITDA +$12.2M, +23% vs. prior year(1)(2)
  - Q3 EBITDA margin 51% vs. 47% in prior year(1)

Media

- Q3 2015 revenue up +9.1M +21% vs. prior year(1)
- EBITDA margin improve significantly ~39% vs. ~29% in prior year (1)

(1) Figures are Adjusted Non-GAAP.
(2) See slides 20, 22 and 24-25 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Q3 2015 Results vs. Prior Year

Total Cloud by Unit	Cloud Services		IP Licensing	
	Q3 2014	Q3 2015	Q3 2014	Q3 2015
Adj. Non-GAAP Revenues [1]	**$ 108,890**	**$ 125,329**	**$ 1,177**	**$ 1,106**
Adj. Non-GAAP Gross Profit [1]	86,798	101,414	1,177	1,106
Adj. Non-GAAP Operating Profit [1]	$ 48,734	$ 61,319	$ 816	$ 636
EBITDA [1]	**$ 51,155**	**$ 63,362**	**$ 816**	**$ 636**
% of Revenue	47%	51%	69%	57%

By Segment	Total Cloud		Digital Media		j2 Global	
	Q3 2014	Q3 2015	Q3 2014	Q3 2015	Q3 2014	Q3 2015
Adj. Non-GAAP Revenues [1]	**$ 110,068**	**$ 126,436**	**$ 43,163**	**$ 52,265**	**$ 153,231**	**$ 178,701**
Adj. Non-GAAP Gross Profit [1]	87,976	102,521	37,864	46,343	125,839	148,864
Adj. Non-GAAP Operating Profit [1]	$ 49,550	$ 61,955	$ 11,494	$ 18,674	$ 61,044	$ 80,629
EBITDA [1]	**$ 51,971**	**$ 63,997**	**$ 12,691**	**$ 20,315**	**$ 64,662**	**$ 84,313**
% of Revenue	47%	51%	29%	39%	42%	47%
Adjusted Net Income [1]					**$ 39,880**	**$ 50,714**
EPS [1]:						
Adj. Non-GAAP					**$ 0.83**	**$ 1.04**
GAAP					**$ 0.60**	**$ 0.77**

(1) See slides 20, 22 and 24 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA and slide 25 for a reconciliation of EBITDA to Net Income by segment.

Business Cloud Services

Total Revenue and Mix by Service

- Q3 ‘11 - Q3 ‘15 Revenue CAGR +20%, revenue increase across all core services



Revenue Mix
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
94%
6%
90%
10%
68%
6%
26%
57%
14%
28%
50%
21%
29%
Q3 2011
Q3 2012
Q3 2013
Q3 2014
Q3 2015
Cloud Connect
Other Cloud
Digital Media

Record Low 3rd Quarter User Cancel Rate for Cloud Business - Crossed 3,000,000 Customers

- User cancel rate improved to record 3rd quarter low of 1.98%
  - Primary Voice brands and Cloud Backup driving improvement



Cancel Rate (1)
2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
1.8%
Record Low For Q3
2.6%
2.4%
2.4%
2.3%
2.2%
2.4%
2.3%
2.2%
2.0%
1.94%
2.5%
2.3%
2.2%
2.2%
1.98%
2.6%
2.2%
2.1%
2.1%
Q1
Q2
Q3
Q4
2011
2012
2013
2014
2015

(1) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.

Cloud Connect

j2 CloudConnect

eFax · eFax Corporate · myfax · eVoice · eReceptionist · onebox · CITYNUMBERS

- Premium fax & voice brands revenue continue to grow
  - eFax Q3 '15 revenue +3% vs. Q3 '14 and +1% vs. Q2 '15
  - eVoice/eReceptionist/City Numbers Q3 '15 revenue +7% vs Q3 '14 and +2% vs. Q2 '15
- Corporate Fax Q3 '15 revenue +15% vs. Q3 '14 and +1% vs. Q2 '15
- International Cloud Connect Q3 '15 revenue +3% vs. Q2 '15 despite currency fluctuations
- Customer Support team wins ORCCA Excellence Award for Contact Centre of the Year
- Completed deployment of award winning mobile apps on iOS and Android platforms
- Three small fax/voice acquisitions executed in the quarter

ORCCA

Cloud Backup Update

- Q3 '15 revenue up 30% vs Q3 '14 and +5% vs Q2 '15
- EBITDA reached 44% for Q3 & YTD
- Completed 4 acquisitions in Q3 '15
- Acquisition of LiveVault a subsidiary of HP, blends with j2's offerings: includes protection of critical application data in a single turnkey, secure-server, proprietary cloud-based solution
  - Lifts annual run rate to in excess of $105M & EBITDA margin of 50%
- Since Q4 2010 Cloud Backup has grown significantly
  - Revenue grew from a run-rate of $1.5M to $105M - 70x
  - EBITDA grew from run-rate of $0.6M to ~$52.5M - 88x

KeepItSafe® Online Backup for Business.

livedrive™ Cloud Storage for Everyone.

SugarSync Access All your Files. Anytime. Anywhere.

LiveVault Your Backup Is Our Business™

Email Security Update

FuseMail®

EXCEL MICRO

<u>2015 Q3 Highlights</u>

- Q3 '15 revenue +221% vs. Q3 '14, +2% vs. Q2 '15
- EBITDA surpassed 40% in Q3 '15, continuing efficiencies via integration
- FuseMail awarded the 2015 Computing Security Award for its Content Security solution
- Continuing focus on integration of acquisitions
  - Excel Micro
    - IT and billing platforms integration scheduled for Q4
    - Well positioned for organic growth in 2016
  - Nordics
    - Datacenters in Sweden and Denmark operational
    - Customer upgrades to FuseMail® well received

2015 Computing Security Awards
WINNER
Content Security Solution of the Year

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Email Marketing Update

campaigner®

- Email Marketing Q3 '15 revenue +54% vs. Q3 '14, +2% vs. Q2 '15
- Campaigner's Customer Support Team winner of the prestigious Gold 2015 Stevie International Business Award for Customer Service Team of the Year.
- M&A and integration
  - Upgrade of emailDirect customers is well underway
  - Contactology upgrade to Campaigner is on schedule and nearing completion
- Major enhancements to the White Labeled Reseller Program
- Major new features around RSS and Geo-Location


2015
GOLD
STEVIE® WINNER

Digital Media

Q3 2015 Digital Media Highlights

- Digital media business demonstrating strong fundamentals
  - Revenue of $52.3M, +21% vs. Q3 '14
  - EBITDA of $20.3M, up significantly, +60% vs. Q3 '14
  - EBITDA margin growth to 39% vs. 29% for Q3 '14
  - Total multi-platform visits were up 70% YoY at 1,022M (1)
- **Platform distribution continues to deliver solid results**
  - New content and sales partnership with Snapchat
    - IGN launched as the exclusive games partner on Snapchat's Discover platform on August 27, strengthening IGN's reach and ability to market to teen audiences
    - IGN's daily edition reached 16.8MM Snapchat users in September
  - Facebook video growth accelerates
    - IGN had 54M Facebook video views in Sep, up from 4.5M in Aug and none vs prior year (2)
    - AskMen had 11M Facebook video views in Sep, up from 5M in Aug and none vs prior year(2)
    - IGN was announced as an alpha partner for Facebook's new "Suggested Videos" monetization platform
  - App installs experience significant growth (3)
    - Ookla's Speedtest mobile app installs are up 46.5% to 157M vs Q3 '14
    - IGN's mobile app installs are up 21% to 5.3M vs Q3 '14
    - IGN's OTT apps installs are up 50% to 7.7M vs Q3 '14


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(1) Google Analytics (GA) and Partner Platforms
(2) Facebook
(3) GA & AppAnnie

Q3 2015 Digital Media Highlights

- **Several key product launches hit in Q3**
  - Launched Audiences by Ziff Davis, enabling privacy-compliant targeting of aggregated, anonymous Ziff Davis audience segments by advertisers for their own programmatic campaigns on any media
  - Launched first-ever Speedtest Fastest ISPs & Mobile Networks in the US with plans to announce winners throughout the world
  - Launched beta version of Speedtest Intelligence, an enterprise business intelligence product for ISPs & carriers offering up-to-date data on network quality
  - Ziff Davis global expansion continues: IGN launches in Romania and relaunches in Turkey; PCMag launches in Portugal; and AskMen launches in Latin America
- **Performance Marketing (CPC, CPA, CPL, CPI) continues to drive growth, up +24% vs. Q3 2014**
  - PCMag published 630 reviews and 155 editors' choice awards in high-value B2B categories such as Web Monitoring, Network Security Software, Learning Management Systems
  - AskMen launched a new Dating Hub, their first reviews-focused channel evaluating dating sites with a total of 110 reviews across 20 dating categories / sub-categories
  - B2B division acquired Salebuild, Inc. dba Salesify, leading provider of IT marketing services


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2015 Financial Guidance

Reconfirming Increased 2015 Guidance

Revenues	**$690M - $724M**
Adjusted Non-GAAP EPS (1)	**$3.73 - $4.13**

(1) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2015 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be at the higher end of the range between 27% and 29%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated						
	2014				2015		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
(in Thousands)							
Total GAAP Revenues	$134,124	$144,744	$153,018	$167,145	$161,253	$176,038	$178,701
Adjustments(1)	$541	$985	$213	$336	$0	$0	$0
Total Adjusted Non-GAAP Revenues	$134,665	$145,729	$153,231	$167,481	$161,253	$176,038	$178,701
Adjusted Non-GAAP Revenue By Segment							
Cloud Revenues	$101,371	$107,509	$110,068	$114,603	$118,061	$125,188	$126,436
Digital Media Revenues	$33,294	$38,221	$43,163	$52,878	$43,192	$50,850	$52,265
Total Adjusted Non-GAAP Revenues	$134,665	$145,729	$153,231	$167,481	$161,253	$176,038	$178,701
Diluted EPS							
GAAP	$0.60	$0.73	$0.60	$0.66	$0.45	$0.80	$0.77
Adjusted Non-GAAP(2)	$0.76	$0.84	$0.83	$0.98	$0.85	$0.99	$1.04
(millions)							
Cash & Investment	$315.1	$708.5	$683.8	$590.4	$539.5	$567.3	$410.7
Free Cash Flow (3)	$38.4	$54.1	$39.1	$39.8	$43.6	$54.9	$49.6
EBITDA (4)	$57.3	$63.7	$64.7	$76.9	$69.3	$79.6	$84.3

(1) Q1 – Q4 2014 revenue adjustments add back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(2) See slide 24 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(3) See slide 22 for a definition of Free Cash Flow
(4) See slide 22 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

Total Cloud

(in Thousands)

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2015 Q3
Adjusted Non-GAAP Revenue By Type							
Fixed Subscriber Revenues	$81,020	$86,492	$89,535	$93,367	$96,097	$102,437	$103,957
Variable Subscriber Revenues	$18,373	$19,633	$19,113	$19,273	$19,687	$21,368	$21,364
Subscriber Revenues	**$99,393**	**$106,125**	**$108,648**	**$112,641**	**$115,784**	**$123,805**	**$125,321**
Other Licenses Revenues [1]	$1,978	$1,384	$1,419	$1,962	$2,277	$1,383	$1,115
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**	**$126,436**
Adjusted Non-GAAP Revenue - DID vs. Non-DID							
DID Based Revenues	$85,782	$87,685	$87,540	$86,747	$85,777	$88,945	$89,257
Non-DID Based Revenues	$15,589	$19,824	$22,527	$27,856	$32,284	$36,243	$37,179
Total Adjusted Non-GAAP Cloud Revenues	**$101,371**	**$107,509**	**$110,068**	**$114,603**	**$118,061**	**$125,188**	**$126,436**
Cloud Services Customers [2]	2,523	2,590	2,623	2,655	2,896	2,936	3,004
Average Monthly Revenue/Customers [3]	$13.78	$13.84	$13.90	$14.23	$13.91	$14.15	$14.06
Cancel Rate [4]	2.3%	2.0%	2.2%	2.1%	2.2%	1.9%	2.0%

Media

	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2015 Q1	2015 Q2	2015 Q3
Digital Media Traffic [5]							
Visits	594,143	607,369	601,599	759,588	955,687	931,769	1,022,275
Views	2,021,455	1,963,360	1,888,234	2,129,433	2,391,570	2,226,210	2,569,875

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Net cash provided by operating activities	$37.294	$54.512	$40.315	$45.110	$45.716	$51.894	$53.214
Less: Purchases of property and equipment	($2.936)	($1.087)	($3.124)	($4.074)	($2.401)	($4.554)	($4.972)
Add: Excess tax benefit (deficit) from share-based com	$4.082	$0.721	$1.925	($1.216)	$0.334	$1.770	$0.186
Add: IRS Settlement	$0.000	$0.000	$0.000	$0.000	$0.000	$5.753	$1.164
Free cash flow	**$38.440**	**$54.146**	**$39.116**	**$39.820**	**$43.649**	**$54.863**	**$49.592**

EBITDA (2)

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Net income	$28.765	$35.049	$28.759	$32.754	$21.877	$38.916	$37.375
Plus:							
Other expense (income), net	($0.319)	($0.186)	$10.123	$0.089	($0.784)	$0.088	$1.086
Interest expense (income), net	$4.948	$5.682	$0.251	$10.451	$10.313	$10.881	$10.259
Income tax expense	$8.191	$4.292	$7.345	$10.012	$9.124	$0.181	$7.013
Depreciation and amortization	$13.139	$15.317	$14.851	$19.646	$21.288	$21.893	$20.454
Share-based compensation and associated payroll tax expense	$2.384	$1.963	$2.191	$2.370	$3.004	$3.168	$2.770
Acquisition-related integration costs	($0.501)	$1.615	$0.369	$0.952	$3.534	$1.895	$5.356
Additional indirect tax expense from prior years	$0.713	$0.000	$0.000	$0.000	$1.118	$2.533	$0.000
Fees associated with prior year tax audits	$0.000	$0.000	$0.773	$0.650	($0.204)	$0.000	$0.000
EBITDA	$57.320	$63.732	$64.662	$76.924	$69.270	$79.555	$84.313

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 and Q3 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	2014 Q1'14	Q2'14	Q3'14	Q4'14	2015 Q1'15	Q2'15	Q3'15
Cloud - Services							
Revenues	$99.4	$ 106.3	$108.9	$113.4	$115.8	$123.9	$125.3
Gross Profit	$80.5	$ 86.1	$86.8	$90.5	$92.7	$100.2	$101.4
Gross Profit %	81%	81%	80%	80%	80%	81%	81%
EBITDA (1)(2)(3)	$47.0	$ 52.1	$51.2	$55.8	$54.0	$59.8	$63.4
EBITDA %	47%	49%	47%	49%	47%	48%	51%
Digital Media							
Revenues (1)	$33.3	$ 38.2	$43.2	$52.9	$43.2	$50.8	$52.3
Gross Profit (1)	$29.4	$ 33.8	$37.9	$47.4	$38.8	$45.8	$46.3
Gross Profit %	88%	88%	88%	90%	90%	90%	89%
EBITDA (1)(2)	$8.5	$ 10.9	$12.7	$20.9	$13.7	$18.9	$20.3
EBITDA %	26%	29%	29%	40%	32%	37%	39%
IP Licensing							
Revenues	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3	$1.1
Gross Profit	$1.9	$ 1.2	$1.2	$1.2	$2.3	$1.3	$1.1
Gross Profit %	100%	100%	100%	100%	100%	100%	100%
EBITDA (2)(4)	$1.8	$ 0.7	$0.8	$0.2	$1.6	$0.9	$0.6
EBITDA %	92%	62%	69%	16%	70%	69%	57%

(1) Excludes certain intersegment revenues and expenses
(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income
(3) Includes certain corporate costs
(4) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation Q3 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED SEPTEMBER 30, 2015

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 178,701	—	—	—	—	—	$ 178,701
Cost of revenues	30,669	(99)	—	—	(733)	—	29,837
Operating expenses:							
Sales and marketing	38,808	(624)	—	—	—	—	38,184
Research, development and engineering	8,289	(227)	—	—	—	—	8,062
General and administrative	45,202	(1,820)	(5,356)	—	(16,037)	—	21,989
Interest expense (income), net	10,259	—	—	(1,831)	—	—	8,428
Other expense (income), net	1,086	—	—	—	—	—	1,086
Income tax provision (7)	7,013	658	1,958	275	5,357	5,140	20,401
Net income	$ 37,375	2,112	3,398	1,556	11,413	(5,140)	$ 50,714
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 0.77	0.04	0.07	0.03	0.24	(0.11)	$ 1.05
Diluted	$ 0.77	0.04	0.07	0.03	0.24	(0.11)	$ 1.04

THREE MONTHS ENDED SEPTEMBER 30, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 153,018	—	213	—	—	—	$ 153,231
Cost of revenues	28,044	(82)	(57)	—	(515)	—	$ 27,390
Operating expenses:							
Sales and marketing	37,047	(443)	(40)	—	—	—	$ 36,564
Research, development and engineering	7,637	(175)	(32)	—	—	—	$ 7,430
General and administrative	33,812	(1,491)	(27)	(773)	(10,718)	—	$ 20,803
Interest expense (income), net	10,123	—	(1,519)	—	—	—	$ 8,604
Other expense (income), net	251	—	—	—	—	—	$ 251
Income tax provision (7)	7,345	806	660	193	3,720	(414)	$ 12,310
Net income	$ 28,759	1,385	1,228	580	7,513	414	$ 39,879
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 0.60	0.03	0.03	0.01	0.16	0.01	$ 0.83
Diluted	$ 0.60	0.03	0.03	0.01	0.16	0.01	$ 0.83

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Addition of income tax provision associated with the noted modifications

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q3 2015

($ in thousands)

EBITDA CONSOLIDATED CLOUD & DIGITAL MEDIA Q3 2015 (1)	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Digital Media	Consolidated
Net income (loss)	**40,296**	**(3,905)**	**36,391**	**(730)**	**35,661**	**1,714**	**37,375**
Plus:							
Other expense (income), net	657	(1)	656	(2)	654	432	1,086
Interest expense (income), net	4,269	3,292	7,561	-	7,561	2,698	10,259
Income tax expense	7,913	(3,097)	4,816	(254)	4,562	2,451	7,013
Depreciation and amortization	11,552	-	11,552	1,622	13,174	7,280	20,454
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	1,185	1,106	2,291	-	2,291	479	2,770
Acquisition-related integration costs	95	-	95	-	95	5,261	5,356
EBITDA	**65,967**	**(2,605)**	**63,362**	**636**	**63,998**	**20,315**	**84,313**

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

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